UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2026

Central Index Key Number of the issuing entity: 0002138709

BANK 2026-BNK52

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-05	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01. Other Events.

On July 7, 2026 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2026-BNK52, Commercial Mortgage Pass-Through Certificates, Series 2026-BNK52 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are a pool of 70 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 12, 2026, between the Registrant, the Underwriters, as underwriters, and Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 12, 2026, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A., JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of June 12, 2026, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $645,488,000, on July 7, 2026. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,493,726.55, were approximately $686,417,919 plus accrued interest from the cut-off date. Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $75,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $5,183,726.55 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also (i) sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $66,775,167, and (ii) transferred to the Retaining Parties the VRR Interest, having a principal balance of $37,487,535.15.

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Further information regarding such sales and the Mortgage Loans was previously provided on the Registrant’s Current Report on Form 8-K, dated and filed on June 16, 2026 (including, as to the price per class of Publicly Offered Certificates in the Underwriting Agreement attached as an exhibit thereto) and in the Prospectus, dated June 15, 2026 and filed with the Securities and Exchange Commission on June 16, 2026. The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	5.1	Legality Opinion of Sidley Austin LLP, dated July 7, 2026.
	8.1	Tax Opinion of Sidley Austin LLP, dated July 7, 2026 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: July 7, 2026

BANK 2026-BNK52 – Form 8-K